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                                                                  EXHIBIT 99.2

                                                                                    EXHIBIT A


                          THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                 BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                     CERTIFICATEHOLDERS
                                      OCTOBER 15, 1996


Principal Distribution Amount                                                          $0.00
Principal Per $1,000 Certificate                                                       $0.00

Interest Distribution Amount                                                         $68,297
Interest Per $1,000 Certificate                                                        $5.88

Note Balance:
   Class A-1 Notes                                                            $51,981,678.72
   Class A-2 Notes                                                           $120,000,000.00
   Class A-3 Notes                                                            $76,343,707.00

Note Pool Factor:
   Class A-1 Notes                                                                 0.6289001
   Class A-2 Notes                                                                 1.0000000
   Class A-3 Notes                                                                 1.0000000

Certificate Balance                                                           $11,624,943.00

Certificate Pool Factor                                                            1.0000000

Servicing Fee                                                                    $224,947.06
Servicing Fee Per $1,000 Certificate                                                   $0.77

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